Exhibit 10.2

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is entered into effective as of the 1st day of March, 2018 (the “Effective Date”), by and between WSDC, LLC, as successor to Hewson/Desoto Phase I, L.L.C. (“Landlord”), Williams-Sonoma, Inc. (“Original Tenant”), and Williams-Sonoma Retail Distribution Center, Inc. (“Tenant”), and amends the Lease entered into by and between Hewson/Desoto Phase I, L.L.C. as Landlord and Original Tenant dated as of December 1, 1998, as amended by First Amendment by and among Landlord, Original Tenant, and Tenant, dated as of September 1, 1999 (collectively, the “Lease”).

RECITALS:

Landlord, Original Tenant, and Tenant desire to amend the Lease on the terms and conditions set forth herein.

AGREEMENTS:

In consideration of the mutual covenants, conditions and promises hereinafter contained, the parties agree as follows:

1.    Effect of Amendment. Unless otherwise defined in this Second Amendment, all capitalized terms shall have the same meaning as set forth in the Lease. All terms and conditions in the Lease which are not contrary to the terms and conditions of this Second Amendment shall remain in full force and effect, and are incorporated herein by this reference.

2.    Payment of Bonds. As of the Effective Date, (i) Landlord and Tenant acknowledge that all of the Bonds (including without limitation the Series 1998 and Series 1999 Bonds) will have been paid in full and will no longer be Outstanding, and the Indenture will be released; (ii) all references in the Lease to required approvals by the Bondholders, Trustee, or Issuer, or required compliance with the Bond Documents, are hereby deleted; and (iii) there shall be no further requirement to name Trustee as an additional insured party.

3.    Amendment to Rent Schedule. As of the Effective Date, there shall be no further payments of Basic Rent to the Trustee and no difference between, and with no duplication of, Basic Rent and Company Payments. All Global Basic Rent shall be paid directly to Landlord, according to the Rent Schedule as set forth on the attached Exhibit “A”. There shall be no further separate Addition Global Basic Rent or Addition Rent Schedule, and the only Global Basic Rent due under the Lease as of the Effective Date shall be as set forth on the attached Exhibit A.

4.    No Default. Original Tenant and Tenant acknowledge that the Lease is in full force and effect and that there is no Event of Default on the part of Landlord which has occurred or which with the passage of time will occur which would allow Original Tenant or Tenant to terminate the Lease or claim any offsets against Rent or sums due from the Landlord. Landlord acknowledges that the Lease is in full force and effect and that there is no Event of Default on the part of Original Tenant or Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date.

LANDLORD:

WSDC, LLC, a Delaware limited liability company

By:	SUMMA INVESTMENT II, LLC, a Delaware limited liability company

By:	/s/ Jonathan Tratt
Jonathan Tratt, Manager

ORIGINAL TENANT:

WILLIAMS-SONOMA, INC., a Delaware corporation

By:	/s/ Julie Whalen
Name:	Julie Whalen
Title:	EVP, CFO

TENANT:

WILLIAMS-SONOMA RETAIL DISTRIBUTION CENTER, INC., a California corporation

By:	/s/ Julie Whalen
Name:	Julie Whalen
Title:	EVP, CFO

EXHIBIT A

GLOBAL BASIC RENT SCHEDULE

New Schedule

(as of March 1, 2018)

Due Date	Total Rent

03/15/18	$876,851.76
04/01/18	$292,283.92
05/01/18	$292,283.92
06/01/18	$292,283.92
07/01/18	$292,283.92
08/01/18	$292,283.92
09/01/18	$292,283.92
10/01/18	$292,283.92
11/01/18	$292,283.92
12/01/18	$292,283.92
01/01/19	$292,283.92
02/01/19	$292,283.92
03/01/19	$292,283.92
04/01/19	$292,283.92
05/01/19	$292,283.92
06/01/19	$292,283.92
07/01/19	$292,283.92
08/01/19	$292,283.92
09/01/19	$292,283.92
10/01/19	$292,283.92
11/01/19	$292,283.92
12/01/19	$292,283.92
01/01/20	$292,283.92
02/01/20	$292,283.92
03/01/20	$292,283.92
04/01/20	$292,283.92
05/01/20	$292,283.92
06/01/20	$292,283.92
07/01/20	$292,283.92
08/01/20	$292,283.92
09/01/20	$292,283.92
10/01/20	$292,283.92
11/01/20	$292,283.92
12/01/20	$292,283.92
01/01/21	$292,283.92
02/01/21	$292,283.92
03/01/21	$292,283.92

04/01/21	$292,283.92
05/01/21	$292,283.92
06/01/21	$292,283.92
07/01/21	$292,283.92
08/01/21	$292,283.92
09/01/21	$292,283.92
10/01/21	$292,283.92
11/01/21	$292,283.92
12/01/21	$292,283.92

TOTAL	$14,029,628.16

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